Void after 5:00 p.m., New York Time on April 30, 2003
                Warrant to Purchase 50,000 Shares of Common Stock


                  --------------------------------------------



                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                                   INVU, INC.


                  --------------------------------------------



NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER RULE 506 OF REGULATION D PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION OR EXCLUSION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

         FOR VALUE RECEIVED, INVU, Inc., a Colorado corporation (the "Company"), grants the following rights to Turbo International Ltd., a Bahamas corporation, with its administrative office at 50 Shirley Street, P.O. Box N 7755, Nassau, Bahamas, and/or its assigns ("Holder"):

                             ARTICLE 1. DEFINITIONS.

Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Convertible Debenture Purchase Agreement by and between the Company and the Holder (the "Purchase Agreement") and entered into on May 1, 2000. As used in this Agreement, the following terms shall have the following meanings:


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



"Corporate Office" shall mean the office of the Company (or its successor) at which at any particular time its principal business shall be administered.

"Exercise Date" shall mean any date upon which the Holder shall give the Company a Notice of Exercise.

"Exercise Price" shall mean US$0.01 per share of Common Stock, subject to adjustment as provided herein.

"Expiration Date" shall mean 5:00 p.m. (New York time) on April 30, 2003.

"SEC" shall mean the United States Securities and Exchange Commission.

"Warrant Shares" shall mean the shares of the Common Stock issuable upon exercise of the Warrant.

                       ARTICLE 2. EXERCISE AND AGREEMENTS.

         2.1 Exercise of Warrant. This Warrant shall entitle Holder to purchase up to fifty thousand (50,000) shares of Common Stock (the "Shares") at the Exercise Price. This Warrant shall be exercisable at any time and from time to time prior to the Expiration Date (the "Exercise Period"). This Warrant and the right to purchase Warrant Shares hereunder shall expire and become void on the Expiration Date.

         2.2  Manner of Exercise.

         (a) Holder may exercise this Warrant at any time, starting at the time of the issuance of this Warrant and from time to time during the Exercise Period, in whole or in part (but not in denominations of fewer than 10,000 Warrant Shares, except upon an exercise of this Warrant with respect to the remaining balance of Warrant Shares purchasable hereunder at the time of exercise), by delivering to the Company (i) a duly executed Notice of Exercise in substantially the form attached as Appendix 1 hereto, (ii) the Warrant Certificate representing the Warrants, and (iii) a bank cashier's or certified check for the aggregate Exercise Price of the Warrant Shares being purchased.

         (b) The Holder may, at its option, in lieu of paying cash for the Warrant Shares, exercise this Warrant by exchanging the Warrants, in whole or in part (a "Warrant Exchange"), by by delivering to the Company (i) a duly executed Notice of Exercise electing a Warrant Exchange and (ii) the Warrant Certificate representing the Warrants. In connection with any Warrant Exchange, the Holder shall be deemed to surrender or exchange, for the Warrant Shares to be issued to it, the number of Warrant Shares equal to the quotient obtained by dividing (A) the product of the number of Warrant Shares exercised and the existing Exercise Price of the Warrants by (B) the average Per Share Market Value of a share of Common Stock for the ten (10) Trading Days ending on the date the Notice of Exercise is sent to the Company.


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



         2.3 Termination. All rights of the Holder in this Warrant, to the extent they have not been exercised, shall terminate on the Expiration Date.

         2.4 No Rights  Prior to  Exercise.  Prior to its  exercise  pursuant to
Section 2.2 above, this Warrant shall not entitle the Holder to any voting or other rights as a shareholder of the Company.

         2.5 Fractional Shares. No fractional shares shall be issuable upon exercise of this Warrant and the number of Warrant Shares to be issued shall be rounded up to the nearest whole Share. If a fractional Share interest arises upon any exercise of the Warrant, the Company shall eliminate such fractional Share interest by issuing Holder an additional full Share.

         2.6 [Reserved].

         2.7 Adjustments to Exercise Price and Number of Securities

         (a) Computation of Adjusted Exercise Price. In case the Company shall at any time after the date hereof issue or sell any shares of Common Stock (other than the issuances or sales referred to in Section 2.7 (g) hereof), including shares held in the Company's treasury and shares of Common Stock issued upon the exercise of any options, rights or warrants to subscribe for shares of Common Stock and shares of Common Stock issued upon the direct or indirect conversion or exchange of securities for shares of Common Stock (excluding shares of Common Stock issuable upon exercise of options, warrants or conversion rights granted as of the date hereof and 2,250,000 shares of Common Stock issuable upon exercise of options to be granted to members of the Company's management and up to a maximum of 750,000 of shares to be issued as compensation to certain persons), for a consideration per share less than Exercise Price on the date immediately prior to the issuance or sale of such shares, or without consideration, then forthwith upon such issuance or sale, the Exercise Price shall (until another such issuance or sale) be reduced to the price (calculated to the nearest full cent) equal to the quotient derived by dividing (A) an amount equal to the sum of (X) the product of (a) the Exercise Price on the date immediately prior to the issuance or sale of such shares, multiplied by (b) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale plus, (Y) the aggregate of the amount of all consideration, if any, received by the Company upon such issuance or sale, by (B) the total number of shares of Common Stock outstanding immediately after such issuance or sale; provided, however, that in no event shall the Exercise Price be adjusted pursuant to this computation to an amount in excess of the Exercise Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock, as provided by
Section 2.7 (c) hereof.

         For the purposes of any  computation to be made in accordance with this
Section 2.7(a), the following provisions shall be applicable:

         (i) In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be cash, the amount of cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common Stock are offered by the


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



Company for subscription, the subscription price, or if either of such securities shall be sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith.

         (ii) In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

         (iii) Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

         (iv) The reclassification of securities of the Company other than shares of the Common Stock into securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in subsection (ii) of this Section 2.7(a).

         (v) The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of options, rights, warrants and upon the conversion or exchange of convertible or exchangeable securities; provided, however, that shares issuable upon the exercise of the Warrants shall not be included in such calculation.

         (b) Options, Rights, Warrants and Convertible and Exchangeable Securities. In case the Company shall at any time after the date hereof issue options, rights or warrants to subscribe for shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock, for a consideration per share less than the Exercise Price immediately prior to the issuance of such options, rights or warrants (excluding shares of Common Stock issuable upon exercise of options, warrants or conversion rights granted as of the date hereof and 2,250,000 shares of Common Stock issuable upon exercise of options to be granted to members of the Company's management and up to a maximum of 750,000 of shares to be issued as compensation to certain persons), or such convertible or exchangeable securities, or without consideration, the Exercise Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provision of Section 2.7 (a) hereof, provided that:

         (i) The aggregate maximum number of shares of Common Stock, as the case may be, issuable



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



under such options, rights or warrants shall be deemed to be issued and outstanding at the time such options, rights or warranties were issued, and for a consideration equal to the minimum purchase price per share provided for in such options, rights or warrants at the time of issuance, plus the consideration (determined in the same manner as consideration received on the issue or sale of shares in accordance with the terms of the Warrants), if any, received by the Company for such options, rights or warrants.

         (ii) The aggregate maximum number of shares of Common Stock issuable upon conversion or exchange of any convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities, and for a consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of shares of Common Stock in accordance with the terms of the Warrants) received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof.

         (iii) If any change shall occur in the price per share provided for in any of the options, rights or warrants referred to in subsection (a) of this
Section 2.7 (b), or in the price per share at which the securities referred to in subsection (b) of this Section 2.7 (b) are convertible or exchangeable, such options, rights or warrants or conversion or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities at the new price in respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities.

         (iv) If any options, rights or warrants referred to in subsection (a) of this Section 2.7, or any convertible or exchangeable securities referred to in subsection (b) of this Section 2.7, expire or terminate without exercise or conversion, as the case may be, then the Exercise Price of the remaining outstanding Warrants shall be readjusted as if such options, rights or warrants or convertible or exchangeable securities, as the case may be, had never been issued.

         (c) Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

         (d) Adjustment in Number of Securities. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 2.7, the number of Warrant Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full amount by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.


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



         (e) [Reserved].

         (f) Merger or Consolidation. In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the Holder of each Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of stock and other securities and property (except in the event the property is cash, then the Holder shall have the right to exercise the Warrant and receive cash in the same manner as other stockholders) receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 2.7. The above provision of this Subsection shall similarly apply to successive consolidations or mergers.

         (g) No Adjustment of Exercise Price in Certain Cases. No adjustment of the Exercise Price shall be made upon the issuance of the Shares upon conversion of the convertible debentures of this warrant, or upon the exercise of any options, rights, or warrants outstanding as of the date of the Purchase Agreement and disclosed in Section 3.1(c) therein.

         (h) Dividends and Other Distributions. In the event that the Company shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock) or otherwise distribute to its stockholders any assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another, or any other thing of value, the Holders of the unexercised Warrants shall thereafter be entitled, in addition to the shares of Common Stock or other securities and property receivable upon the exercise thereof, to receive, upon the exercise of such Warrants, the same property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution as if the Warrants had been exercised immediately prior to such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this subsection 2.7 (h). Nothing contained herein shall provide for the receipt or accrual by a Holder of cash dividends prior to the exercise by such Holder of the Warrants.

            ARTICLE 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

         3.1 Representations and Warranties. In addition to the representations and warranties contained in Article 3.1 of the Convertible Debenture Purchase Agreement, the Company hereby represents and warrants to the Holder as follows:

         (a) All shares which may be issued upon the exercise of the purchase right represented by this



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Warrant shall, upon issuance, be duly authorized, validly issued, fully-paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws, and not subject to any pre-emptive rights.

         (b) The Company is a corporation duly organized and validly existing under the laws of the State of Colorado, and has the full power and authority to issue this Warrant and to comply with the terms hereof. The execution, delivery and performance by the Company of its obligations under this Warrant, including, without limitation, the issuance of the Warrant Shares upon any exercise of the Warrant have been duly authorized by all necessary corporate action. This Warrant has been duly executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting enforceability of creditors' rights generally and except as the availability of the remedy of specific enforcement, injunctive relief or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         (c) The Company is not subject to or bound by any provision of any certificate or articles of incorporation or by-laws, mortgage, deed of trust, lease, note, bond, indenture, other instrument or agreement, license, permit, trust, custodianship, other restriction or any applicable provision of any law, statute, rule, regulation, judgment, order, writ, injunction or decree of any court, governmental body, administrative agency or arbitrator which could prevent or be violated by or under which there would be a default (or right of termination) as a result of the execution, delivery and performance by the Company of this Warrant.

         (d) The Company is subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, and is current in its reporting requirements. The Company is eligible to issue the Warrants and the Warrant Shares pursuant to Rule 506 of Regulation D promulgated under the Securities Act.

                            ARTICLE 4. MISCELLANEOUS.

         4.1 Transfer. This Warrant may not be transferred or assigned, in whole or in part, at any time, except in compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of an investment representation letter and a legal opinion reasonably satisfactory to the Company), provided that this Warrant may not be transferred or assigned such that either the Holder or any transferee will, following such transfer or assignment, hold a Warrant for the right to purchase fewer than 10,000 Warrant Shares.

         4.2 Transfer Procedure. Subject to the provisions of Section 4.1, Holder may transfer or assign this Warrant by giving the Company notice setting forth the name, address and taxpayer identification number of the transferee or assignee, if applicable (the "Transferee") and surrendering this Warrant to the Company for reissuance to the Transferee and the Holder, in the event of a transfer or assignment of this Warrant in part. (Each of the persons or entities in whose name any such new Warrant shall be issued are herein referred to as a "Holder").

         4.3 Loss, Theft, Destruction or Mutilation. If this Warrant shall become mutilated or defaced or be destroyed, lost or stolen, the Company shall execute and deliver a new Warrant in exchange for and upon surrender and cancellation of such mutilated or defaced Warrant or, in lieu of and in substitution for such Warrant so destroyed, lost or stolen, upon the Holder filing with the Company an affidavit that such Warrant has been so mutilated, defaced, destroyed, lost or stolen. However, the Company shall be entitled, as a condition to the execution and delivery of such new Warrant, to demand reasonably acceptable indemnity to it and payment of the expenses and charges incurred in connection with the delivery of such new Warrant. Any Warrant so surrendered to the Company shall be canceled.

         4.4 Notices. All notices and other communications from the Company to the Holder or vice versa shall be deemed delivered and effective when given personally, by facsimile transmission with confirmation sheet at such address and/or facsimile number as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or the Holder from time to time.

         4.5 Waiver. This Warrant and any term hereof may be changed, waived, or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

         4.6 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its principles regarding conflicts of law. Any action to enforce the terms of this Warrant shall be exclusively heard in the State and Federal Courts of New York County and State and Country of the United States of America.

         4.7 Signature. In the event that any signature on this Warrant is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same, with the same force and effect as if such facsimile signature page were an original thereof.

         4.8 Legal Fees. In the event any Party commences a legal action to enforce its rights under this Warrant, the non-prevailing shall pay all reasonable costs and expenses (including reasonable attorney's fees) incurred in enforcing such rights.

         4.9 Attorney-in-Fact. To effectuate the terms and provisions of the Purchase Agreement and this Warrant, the Company hereby agrees to give a power of attorney as is evidenced by Exhibit F to the Convertible Debenture Purchase Agreement. All acts done under the such power of attorney are hereby ratified and approved and neither the Attorney-in-Fact nor any designee or agent thereof shall be liable for any acts of commission or omission, for any error of judgment or for any mistake of fact or law, as long as the Attorney-in-Fact is operating within the scope of the power of attorney and this Warrant and the Purchase Agreement, the Debenture and the Escrow Agreement. The power of attorney being coupled with an interest shall be irrevocable while any amount of this Warrant remains unexercised or any portion of the Purchase Agreement or the Escrow Agreement remains unsatisfied. In addition, the Company shall give the Attorney-in-Fact a corporate resolution executed by the Board of Directors of the Company which authorizes future issuances of the shares for the Debentures, and which resolution states that it is irrevocable while any amount of the Debenture remains unpaid, any amount of this Warrant remains unexercised or any portion of the Purchase Agreement or the Escrow Agreement remains unsatisfied.

                (Remainder of this page left intentionally blank)

Dated: May 1, 2000                                INVU, INC.


                                                  By:
                                                       -------------------------
                                                       Name:
                                                       Title:



Attest:


--------------------------------
Name:
Title:

                                   APPENDIX 1

                               NOTICE OF EXERCISE

1. The undersigned hereby elects (please check the appropriate box and fill in the blank spaces):

    |_| to purchase ______ shares of Common Stock, no par value per share, of INVU, Inc. at $_____ per share for a total of $_____________ and pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such Warrant Shares in full; or

    |_| to purchase _______ shares of Common Stock, no par value per share, of INVU, Inc. pursuant to the cashless exercise provision under Section 2.2 (b) of the Warrant, and tenders herewith the number of Warrant Shares to purchase such Warrant Shares based on the average closing bid price of the Common Stock for the ten trading days prior to the date hereof of $ per share.

2. Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

Date                                        By:
     --------------------                         ------------------------------
                                            Name:
                                            Title: